SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                December 9, 2003
                Date of Report (Date of Earliest Event Reported)


                             THE R.O.C. TAIWAN FUND
               (Exact name of registrant as specified in charter)


         MASSACHUSETTS              811-05617                   526400931
(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)             file number)          identification number)


17TH FLOOR, 167 FUHSING NORTH ROAD, TAIPEI, TAIWAN, R.O.C.
     (Address of principal executive offices)                 (Zip code)


       Registrant's telephone number, including area code: (800) 343-9567

ITEM 9.  REGULATION FD DISCLOSURE

On December 9, 2003, The R.O.C. Taiwan Fund (the "Fund") announced a change of name, a more focused investment strategy, a conversion to self-management and a declaration of dividend.

The Fund issued a press release on December 9, 2003 with respect to the foregoing. A copy of the press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE R.O.C. TAIWAN FUND


Date:  December 9, 2003            BY:  /s/ Edwin C. Laurenson
                                        ---------------------------------------
                                        Name:   Edwin C. Laurenson
                                        Title:  Assistant Vice President and
                                                Assistant Secretary

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

  99.1            Press release issued by The R.O.C. Taiwan Fund, on December 9,
                  2003.